                                                                    EXHIBIT 10.1

                              DRUGSTORE.COM, INC.
                              -------------------

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     This Stock Purchase Agreement (this "Agreement") is made as of July 30,
                                          ---------
2000 by and among drugstore.com, inc., a Delaware corporation (the "Company"), and the investors listed on Schedule I attached hereto (each a "Purchaser" and
                                                                ---------
together the "Purchasers").
              ----------

     The parties hereby agree as follows:

     1.      Purchase and Sale of Common Stock.
             ---------------------------------

             1.1  Sale and Issuance of Common Stock.
                  ---------------------------------

             1.2 Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase and the Company agrees to sell and issue to such Purchaser that number of shares of Common Stock, par value $0.0001, of the Company (the "Common Stock"), determined by dividing the Purchase Commitment
              ------------
listed opposite such Purchaser's name on Schedule I by $4.9375. The Company shall have the right to amend Schedule I hereto to add additional Purchasers at any time prior to the Closing, and any such Purchasers shall become parties to this Agreement. The shares of Common Stock issued to the Purchasers pursuant to this Agreement are hereinafter referred to as the "Stock."
                                                   ----

                  (a) The Common Stock shall have the rights and restrictions as set forth in the Amended and Restated Certificate of Incorporation of drugstore.com, inc. (the "Restated Certificate") attached hereto as Exhibit A.
                          --------------------                      ---------

                  (b) The parties hereto acknowledge that, concurrently herewith, the Company is entering into a Series 1 Preferred Stock Purchase Agreement with the several purchasers listed on Schedule I thereto (the "Preferred Stock Purchase Agreement"), pursuant to which such purchasers have
 ----------------------------------
agreed to purchase, subject to the terms and conditions of the Preferred Stock Purchase Agreement, at least 45,939 shares of Series 1 Preferred Stock, par value $0.0001 per share, of the Company (the "Series 1 Preferred Stock"), having
                                              ------------------------
the rights, privileges, preferences and restrictions set forth in the Certificate of Designations of the Series 1 Preferred Stock attached hereto as Exhibit B (the "Certificate of Designations.") Upon the receipt of the approval
---------       ---------------------------
of the stockholders of the Company, the shares of Series 1 Preferred Stock shall be converted into shares of Common Stock.

             1.3  Closing; Delivery.
                  -----------------

                  (a) The purchase and sale of the Stock shall take place at the offices of Simpson Thacher & Bartlett (or such other location mutually agreeable to the parties hereto) no later than 5 business days after the satisfaction or (subject to applicable law) waiver of the conditions set forth in Sections 4 and 5 (excluding conditions that, by their terms, cannot be satisfied until the Closing) (which time and place are designated as the "Closing").
                   -------

                (b) At the Closing, the Company shall deliver to each Purchaser a certificate or certificates for the number of shares of the Stock to be purchased by such Purchaser pursuant to this Agreement against delivery of the consideration therefor, by wire transfer of immediately available funds to the Company's bank account.

    2.      Representations and Warranties of the Company.  The Company hereby
            ---------------------------------------------
represents and warrants to each Purchaser that:

            2.1 Good Standing. Each of Company and its Subsidiaries (i) is a
                -------------
a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and
(iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Company ("Material Adverse
                                                           ----------------
Effect")
------

            2.2 Capitalization.
                --------------

                (a) The authorized capital of the Company consists of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, $0.0001 per share (the "Preferred Stock"). The Common Stock has the rights,
                        ---------------
preferences and privileges set forth in the Company's Restated Certificate, and the Preferred Stock has the rights, preferences and privileges set forth in the Certificate of Designations.

                (b) As of the date of this Agreement, 52,962,714 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. All of the outstanding shares of Common Stock have been, and when issued and paid for in accordance with the terms of this Agreement the Stock will be, validly issued, duly authorized, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws (in the case of the issuance of the Stock, based in part upon the representations of the Purchasers in Sections 3.4, 3.5, 3.6, 3.7 and 3.8). All of the shares of Series 1 Preferred Stock, when issued and paid for in accordance with the terms of the Preferred Stock Purchase Agreement, will be validly issued, duly authorized, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws (based in part upon the representations of the purchasers thereof contained in the Preferred Stock Purchase Agreement).

                (c) As of the date of this Agreement (i) 17,509,148 shares of Common Stock are reserved for issuance under the Company's 1998 Stock Plan (of which 8,000 shares have been issued pursuant to restricted stock agreements, 890,839 shares are issuable under outstanding options that are currently exercisable, 10,367,423 shares are issuable under other outstanding options that are not currently exercisable and 6,250,886 shares remain available for future grants), (ii) 32,404 shares of Common Stock are reserved for issuance under the Company's Beauty.com Inc. Stock Plan (of which 9,606 shares are issuable under outstanding options, all of which are currently exercisable and 22,798 remain available for future grants) and (iii) 1,000,000 shares of Common Stock are reserved for issuance under the Company's 1999 Employee Stock Purchase Plan (of which 87,719 have been issued to date).

             (d) Except for the conversion privileges of the Series 1 Preferred Stock and except as set forth in (i) the warrant to purchase 500,000 shares of Common Stock issued on June 26, 2000 to Tel-Drug, Inc. (the "Tel-Drug Warrant")
                                                             ----------------
and (ii) the warrant to purchase 2,500,000 shares of Common Stock issued on July 30, 2000 to Amazon.com, Inc. (the "Amazon Warrant"), as of the date of this
                                   --------------
Agreement there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, oral or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

             (e) The Stock shall constitute 14.25% of the Common Stock outstanding as of the date of this Agreement, assuming (i) all warrants for Common Stock outstanding as of the date of this Agreement have been exercised for Common Stock, (ii) all options to purchase Common Stock outstanding as of the date of this Agreement that are exercisable as of the date of this Agreement have been exercised for Common Stock and (iii) all other rights outstanding as of the date of this Agreement to acquire Common Stock or securities convertible into Common Stock have been exercised for or converted into Common Stock. The Company's only subsidiaries are DS Pharmacy, Inc., DS Non-Pharmaceutical Sales, Inc., DS Distribution, Inc., DSGC Idaho, Inc., Beauty.com, Inc. and Beauty.com Sales, Inc. (each a "Subsidiary" and together, the "Subsidiaries").
                     ----------                     ------------

       2.3   Authorization. All corporate action on the part of the Company, its
             -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Preferred Stock Purchase Agreement (collectively, the "Agreements") and the performance of all obligations of the
                    ----------
Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Series 1 Preferred Stock has been taken or will be taken prior to the Closing (subject, in the case of the conversion of the Series 1 Preferred Stock into Common Stock, to the receipt of the Stockholder Approval (as defined herein)), and the Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and except as may be limited by Section 6.2(c).

       2.4   Valid Issuance of Stock.  The Stock that will be issued to the
             -----------------------
Purchaser at Closing will have been duly and validly reserved for issuance and, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series 1 Preferred Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Preferred Stock Purchase Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

         2.5   Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that (i) questions the validity of the Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated hereby or thereby nor is the Company aware that there is any basis for the foregoing or (ii) if adversely determined, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that (i) challenges the validity of the Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby and thereby or (ii) would have a Material Adverse Effect.

         2.6   Liabilities. The Company and its subsidiaries, on a consolidated
               -----------
basis, have no liabilities and there are no contingent liabilities, required by generally accepted accounting principles to be disclosed on a balance sheet but that are not disclosed on the Company's audited balance sheet as of January 2, 2000 and/or on the Company's unaudited balance sheet as of July 2, 2000 except liabilities that would not have a Material Adverse Effect. Subsequent to July 2, 2000, the Company and its subsidiaries, on a consolidated basis, have not incurred any liabilities or any contingent liabilities required by generally accepted accounting principles to be disclosed on the Company's balance sheet except liabilities that would not have a Material Adverse Effect.

         2.7   Compliance with Other Instruments.  The execution, delivery and
               ---------------------------------
performance of the Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under or cause acceleration under any provision of the Restated Certificate or the bylaws of the Company or any instrument, judgment, order, writ, decree or contract to which the Company or any of its Subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Company or any of its Subsidiaries, the effect of which would (i) have a Material Adverse Effect, (ii) materially and adversely affect the ability of the Company and its Subsidiaries to perform their respective obligations under the Agreements or (iii) result in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its Subsidiaries.

         2.8   Material Agreements.  The Company has filed with the SEC all
               -------------------
agreements in existence as of the date of this Agreement that (a) define or affect the rights of security holders of the Company in their capacity as security holders including, but not limited to, such security holders' voting rights, registration rights or standstill rights or obligations, other than (i) the Agreement dated June 23, 2000 between the Company and WellPoint Health

Networks Inc., (ii) the Tel-Drug Warrant and (iii) the Amazon Warrant or (b) are required to be filed under Item 601 of Regulation S-K.

          2.9.   Financial Statements.  The financial statements of Company that
                 --------------------
have been delivered to the Investors (including those for the period ended July 2, 2000), (i) are in accordance with the books and records of Company and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP (except as discussed therein, the absence of footnotes for all unaudited periods and, in the case of audited financial statements, as approved by the relevant firm of accountants); and (iii) fairly present the consolidated financial position of Company as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein (except, in the case of financial statements for the period ended July 2, 2000, for normal year-end audit adjustments). None of the Company or any of the Company's Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations that are material in the aggregate, except as disclosed in the unaudited financial statements for the period ended July 2, 2000 (except for normal year-end audit adjustments). None of the Company or its Subsidiaries has any contingent obligations or liability for taxes that are material in the aggregate and that would be required to be reflected or reserved against in the latest balance sheet of the Company, except as disclosed in the unaudited financial statements for the period ended July 2, 2000 (except for normal year-end audit adjustments).

          2.10.  Investment Company.  None of Company or its Subsidiaries is
                 ------------------
subject to regulation under the Investment Company Act of 1940, or to any federal or state statute or regulation limiting its ability to incur indebtedness.

          2.11.  SEC Reporting; Information Provided.  As of the date each was
                 -----------------------------------
filed, none of the Company's registration statements, reports or other filings made with the Securities and Exchange Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither this agreement nor any document, certificate or instrument furnished to any of the Purchasers by or on behalf of the Company when taken in conjunction with any supplemental or revised information furnished to any of the Purchasers in writing prior to the date hereof contains any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements in such documents, certificates, instruments or other information provided, in light of the circumstances in which they were made, not misleading, except that with respect to any projected financial information, the Company only represents that it was prepared in good faith and the Company reasonably believes that the assumptions made in preparing such projections were reasonable as of the date of such projections.

          2.12.  Absence of Certain Changes.  Since July 2, 2000, no event has
                 --------------------------
occurred and no condition exists which would have a Material Adverse Effect, other than (i) any change in the price of the Common Stock or (ii) changes in general economic conditions or conditions affecting the Company's industry generally.

          2.13.  Real Property Holding Company.   The Company is not, and has
                 -----------------------------
not been, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), during the applicable period described in Section 897(c)(1)(A)(ii) of
 ----
the Code.

          2.14   Form S-3 Eligibility.  The Company and the transactions
                 ---------------------
contemplated by Section 6.2 of this Agreement meet the requirements for using Form S-3 under the Securities Act for resale.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants to the Company with respect to itself that:

          3.1    Authorization.  Such Purchaser has full power and authority to
                 -------------
enter into and deliver this Agreement, and this Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and except as may be limited by Section 6.2(c)..

          3.2    Litigation.  There is no action, suit, proceeding or
                 ----------
investigation pending or, to the Purchaser's knowledge, currently threatened against the Purchaser or any of its subsidiaries that questions the validity of this Agreement or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby nor is the Purchaser aware that there is any basis for the foregoing. Neither the Purchaser nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that challenges the validity of this Agreement or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby.

          3.3    Compliance with Other Instruments. The execution, delivery and
                 ---------------------------------
performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the governing documents of the Purchaser or any instrument, judgment, order, writ, decree or contract to which the Purchaser or any of its subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Purchaser or any of its subsidiaries, the effect of which would have a material adverse effect on the ability of the Purchaser and its subsidiaries to perform their respective obligations under this Agreement or result in the creation of any lien, charge or encumbrance upon any assets of the Purchaser or any of its subsidiaries.

          3.4    Purchase Entirely for Own Account. This Agreement is made with
                 ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or public distribution of any part thereof in violation of any requirements of the Securities Act of 1933, as amended (the Securities Act") or
                                                            --------------
applicable state securities laws. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any Stock purchased hereunder, including, without limitation, entering into any arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Stock.

         3.5   Disclosure of Information.  The Purchaser (i) has had an
               -------------------------
opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and (ii) has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions and reviews, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business that it believes to be material.

         3.6   Restricted Securities.  The Purchaser understands that the Stock
               ---------------------
has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the shares of Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the shares of Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in
Section 6.2 hereof. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company that are outside of the Purchaser's control, and that the Company is under no obligation, and may not be able, to satisfy.

         3.7   Legends.  The Purchaser understands that the Stock, and any
               -------
securities issued in respect thereof, may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM

SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                (b) Any legend required by the "Blue Sky" laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

         3.8    Accredited Investor.  The Purchaser is an accredited investor as
                -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

  4.     Conditions of the Purchasers' Obligations at Closing.  The obligations
         ----------------------------------------------------
of the Purchasers to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by each Purchaser:

         4.1    Representations and Warranties.  The representations and
                ------------------------------
warranties of the Company shall be true and correct on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except with respect to the representations and warranties contained in Section 2.2(b), 2.2(c) and the first sentence of Section 2.2(e), which shall be true and correct in all material respects as of the date of the Closing).

         4.2    Performance.  The Company shall have performed and complied with
                -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and the Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

         4.3    Reservation of Shares.  The Stock issuable pursuant to this
                ---------------------
Agreement shall have been duly authorized and reserved for issuance at the Closing.

         4.4    Compliance Certificate.  The President of the Company shall
                ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

         4.5    Qualifications. All authorizations, approvals or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act").
                 -------

         4.6    Opinion of Company Counsel.  The Purchasers at the Closing shall
                --------------------------
have received from Simpson Thacher & Bartlett, counsel for the Company, an opinion dated as of the Closing covering the matters set forth on Exhibit C.
                                                                  ---------

         4.7    Preferred Stock Purchase Agreement.  The Company and the
                ----------------------------------
purchasers parties thereto shall have executed and delivered the Preferred Stock Purchase Agreement covering the purchase of at least 45,939 shares of Series 1 Preferred Stock.

         4.8   Delivery of Lockup Agreements. Each person listed on Exhibit D
               -----------------------------                        ---------
hereto shall have executed and delivered to the Company a lockup agreement in the form attached hereto as Exhibit F (each, a "Lockup Agreement.")
                            ---------           ----------------

         4.9   Delivery of Voting Agreements.  Each person listed on Exhibit E
               -----------------------------                         ---------
hereto shall have executed and delivered to the Purchasers a voting agreement in the form attached hereto an Exhibit G (each, a "Voting Agreement") to the effect
                            ---------           ----------------
that such person will vote its shares of Common Stock at the Stockholder Meeting (as defined) in favor of the approval of the issuance of the Common Stock issuable upon conversion of the Series A Preferred Stock. The persons delivering Voting Agreements shall represent a majority of the Common Stock.

         4.10. Minimum Investment at Closing.  At the Closing, Purchasers
               -----------------------------
investing at least $62,682,825 in the aggregate in the Company under the Agreements shall have wired their respective investments in the Company into an escrow account maintained by Brobeck, Phleger & Harrison or an escrow agent mutually agreeable to the Company and purchasers of a majority of the Stock for delivery to the Company (or with respect to amounts to be wired by Hearst Communications Corp., as may be mutually agreed between Hearst Communications Corp. and the Purchasers), before any Purchaser is obligated to close.

         4.11  Opinion of General Counsel to the Company.   The Purchasers at
               -----------------------------------------
the Closing shall have received from the General Counsel of the Company an opinion dated as of the Closing covering the matters set forth on Exhibit H.
                                                                  ---------

     5.  Conditions of the Company's Obligations at Closing.  The obligations
         --------------------------------------------------
of the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

         5.1   Representations and Warranties.  The representations and
               ------------------------------
warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent such representations and warranties speak as of the date of this Agreement, in which case they shall be true and correct in all material respects on and as of the date of this Agreement).

         5.2   Performance. All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

         5.3   Compliance Certificate. A senior executive officer of each of the
               ----------------------
Purchasers shall deliver to the Company at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

         5.4   Qualifications. All authorizations, approvals or permits, if any,
               --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the HSR Act.

         5.5  Preferred Stock Purchase Agreement. The Company and the purchasers
              ----------------------------------
parties thereto shall have executed and delivered the Preferred Stock Purchase Agreement covering the purchase of at least 45,939 shares of Series 1 Preferred Stock.

         5.6  Delivery of Lockup Agreements. Each person listed on Exhibit D
              -----------------------------
hereto shall have executed and delivered to the Company a Lockup Agreement.

         5.7  Delivery of Voting Agreements. Each person listed on Exhibit D
              ----------------------------
hereto shall have executed and delivered to the Purchasers a Voting Agreement. The persons delivering Voting Agreements shall represent a majority of the Common Stock.

      6. Covenants.
         ---------

         6.1  HSR Act Filings. As soon as practicable after the execution of
              ---------------
this Agreement, the Company and each relevant Purchaser will separately file with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission pursuant to the HSR Act all requisite documents and notifications in order to provide for the issuance and sale of the Stock pursuant to this Agreement. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other party may request in connection with the foregoing.

         6.2  Registration Rights. (a) The Company hereby agrees: (i) to use its
              -------------------
best efforts to file a resale shelf registration statement (the "Registration
                                                                 ------------
Statement") under the Securities Act as soon as reasonably practicable covering
---------
resales of the Stock by the Purchasers and resales of the Common Stock issuable upon conversion of the Series 1 Preferred Stock pursuant to the Preferred Stock Purchase Agreement, (ii) to use its best efforts to cause the Registration Statement to be declared effective as soon as reasonably practicable but in any event within 60 days of the Closing and (iii) to maintain the effectiveness of the Registration Statement until the earlier of (x) the eighteen month anniversary of the effective date of the Registration Statement and (y) the date on which all shares of Stock have been resold by the Purchasers. At any time when the Registration Statement is effective, the Board of Directors of the Company may determine, as indicated in a certificate signed by any Director of the Company, the Chief Financial Officer of the Company or the Secretary of the Company, to suspend offers and sales by Purchasers under the Registration Statement if an event has occurred or is reasonably likely to occur that would require additional disclosure by the Company and that the Company has a bona fide business purpose for keeping confidential, and the nondisclosure of which would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements. The Company shall give the Purchasers written notice of the Board of Directors' determination and the Purchasers agree to suspend offers and sales under the Registration Statement until the Company has delivered a subsequent notice to the Purchasers revoking its prior notice; provided, however, that the eighteen month period during which
                  --------  -------
the Registration Statement is required to be effective shall be extended by the number of days of such suspensions. The Company may not revoke the ability of Purchasers to make offers and sales under the Registration Statement more than three times or for more than 90 days in the aggregate.

     (b) For the period during which the Registration Statement is effective, the

Company shall:

             (i) furnish to the Purchaser with respect to the Stock registered under the Registration Statement (and to each underwriter, if any, of such Stock) such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Stock by the Purchaser; provided, however, that the obligation of the Company
                        -------- -------
      to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

             (ii) during the period when such prospectuses are required to be delivered under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), file all documents required to be filed
                       ------------
      with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

             (iii) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided,
                                                                 --------
      however, that the Company shall not be required to qualify to do business
      -------
      or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

             (iv) authorize for listing on the Nasdaq National Market the shares of Stock by filing with the Nasdaq National Market a Notification of Listing of Additional Shares (or such other form, if any, as may be required by the Nasdaq National Market) as soon as reasonably practicable after the filing of the Registration Statement or otherwise in accordance with the rules and regulations of the Nasdaq National Market; and

             (v)   bear all expenses in connection with the procedures in this
      Section 6.2 and the registration of the Stock pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any.

     (c)     For purposes of this Section 6.2(c), the term "Registration
                                                            ------------
Statement" shall include any preliminary or final prospectus, exhibit,
---------
supplement or amendment included in or relating to the Registration Statement referred to in Section 6.2(a).

             (i) The Company agrees to indemnify and hold harmless each of the Purchasers and each of their respective directors, officers, members and partners, and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers and each of their respective directors, officers, members and partners, or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including the preliminary or final prospectus any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations of the Commission under the Securities Act (the "Regulations"),
                                                                  -----------
     or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of
           ----------
     or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations under or a violation of the Securities Act, the Exchange Act or any state securities law, and will reimburse each Purchaser and each of their respective directors, officers, members and partners, and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the
                                                  --------  -------
     Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon
     (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in this Section 6.2 respecting the sale of the Stock, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

           (ii) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Regulations, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of such Purchaser to perform its obligations under the Securities Act, the Exchange Act or any state securities law, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein.

          (iii)  Promptly after receipt by an indemnified party under this
     Section 6.2(c) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.2(c) promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6.2(c) or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.2(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

          (iv) If the indemnification provided for in this Section 6.2 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (i), (ii) or (iii) of this Section 6.2(c) in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the Company and such Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (iii) of this
     Section 6.2(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section 6.2(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be
                     -------- --------
     required with respect to any threat or action for which notice has been given under paragraph (iii) for purposes of indemnification. Notwithstanding the provisions of this Section 6.2(c)(iv), no Purchaser shall be required to contribute any amount in excess of the net proceeds of the offering received by such Purchaser, except in the case of willful fraud by such Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 6.2(c)(iv) are several and not joint.

          6.3   Stockholder Meeting.  The Company shall cause (i) a special
                -------------------
meeting of its common stockholders (the "Stockholder Meeting") to be held as
                                         -------------------
soon as practicable but in no event later than three months from the Closing, for the purpose of approving the conversion of the Series 1 Preferred Stock issued pursuant to the Preferred Stock Purchase Agreement into Common Stock or
(ii) holders of the requisite number of shares of Common

Stock to deliver written consents approving the conversion of the Series 1 Preferred Stock issued pursuant to the Preferred Stock Purchase Agreement into Common Stock (the action called for in (i) and (ii), the "Stockholder
                                                          -----------
Approval").
--------

          6.4  No Waiver of Lockup Agreement.  The Company shall not waive any
               -----------------------------
provision of any Lockup Agreement without having obtained the prior consent of the holders of at least sixty-seven percent (67%) of the shares of Stock purchased hereunder; provided, that any Stock purchased hereunder by persons who
                     --------
have signed a Lockup Agreement shall not be deemed to be shares of Stock for purposes of this Section 6.4; and provided, further, that the Company shall not
                                  --------  -------
in any event waive any provision of any Lockup Agreement with respect to any person listed on Exhibit D without concurrently waiving the Lockup Agreement with respect to all persons listed on Exhibit D.

     7.   Miscellaneous.
          -------------

          7.1  Survival of Warranties.  The warranties and representations of
               ----------------------
the Company and the Purchasers contained herein shall terminate on the second anniversary of the Closing.

          7.2  Transfer; No Third Party Beneficiaries.  This Agreement and each
               --------------------------------------
party's rights and obligations hereunder shall not be assigned without the prior written consent of the other party; provided, that a Purchaser may transfer its
                                    --------
rights hereunder to an affiliate, so long as such affiliate agrees in writing to be bound by all obligations under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

          7.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

          7.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          7.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with copies to the General Counsel of the Company at the address of the Company set forth below and Simpson Thacher & Bartlett, 3373

Hillview Avenue, Suite 250, Palo Alto, CA 94304, Attention: William H. Hinman, telecopy no: (650)-251-5002), and if to any of Integral Capital Partners IV, L.P., Integral Capital Partners IV MS Side Fund, L.P., Integral Capital Partners V, L.P. and Integral Capital Partners V Side Fund, L.P. with a copy to Brobeck, Phleger & Harrison, Spear Street Tower, One Market, San Francisco, CA 94105,
Attention: Ronald Moskovitz, telecopy no: (415-442-1010), and if to the Baron Asset Fund or Baron Capital Funds Trust, with a copy to the Baron Asset Fund, 767 Fifth Avenue, 49/th/ Floor, New York, NY 10153, Attention: Linda S. Martinson, Esq.

          7.7  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8  Fees and Expenses.  The Company and the Purchasers shall pay
               -----------------
their respective fees and other expenses in connection with the negotiation, execution, delivery and performance of the Agreements, provided that if the Closing occurs the Company will pay the reasonable fees and expenses of counsel for the Purchasers up to $20,000 in the aggregate.

          7.9  Attorney's Fees.  If any action at law or in equity (including
               ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.10 Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this Section
7.10 shall be binding upon each Purchaser and each transferee of the Stock, each future holder of all such Stock, and the Company.

          7.11 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          7.12 Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          7.13 Entire Agreement.  This Agreement, and the documents referred to
               ----------------
herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          7.14 Confidentiality.  Except as provided below, each party hereto
               ---------------
agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of the Agreements, discussions or negotiations relating to the Agreements, the performance of its obligations thereunder or the ownership of Stock purchased hereunder. Notwithstanding the foregoing, nothing herein shall prevent any party from disclosing (i) such information that has been publicly disclosed, (ii) such information that becomes available to the party on a non-confidential basis from a source other than the other party hereto, provided that such source is not bound by a confidentiality agreement with such other party, (iii) information required to be disclosed pursuant to subpoena or other court process or otherwise required to be disclosed by law or the regulations of any securities exchange (provided that, to the extent practicable, advance notice is given to the party whose confidential information is to be disclosed so that such party can attempt to obtain a protective order) and (iv) such information that was known to the party prior to its first receipt from the other party. Notwithstanding the foregoing, the provisions of this Section 7.14 shall not be applicable to any Purchaser that has executed a separate Non-Disclosure Agreement with the Company (such agreement, a "Separate Agreement"), in which case the obligations of such
              ------------------
Purchaser shall continue in accordance with the provisions of such Separate Agreement; provided, that the definition of "Confidential Information" in such
           --------
Separate Agreement shall be deemed to include all non-public information received by the Purchaser to which such Purchaser shall become privy by reason of its ownership of Stock purchased hereunder. In the event of an express inconsistency between a Separate Agreement and this Agreement, then this Agreement shall govern.

          7.15 Publicity.  After the execution of this Agreement, any of the
               ---------
parties may issue a press release disclosing that the Purchasers have agreed to invest in the Company and the terms of the future relationship between the parties in a form approved by the other party, which approval will not be unreasonably withheld, conditioned or delayed. In addition, any party may disclose such information regarding the Purchasers' investment and the relationship between the parties as required by law or the regulations of any securities exchange.

        7.16 Termination. This Agreement may be terminated and the transactions
             -----------
contemplated hereby may be abandoned at any time prior to the Closing:

        (i) at any time by mutual written consent of the Company and each of the Purchasers; or

        (ii) by any party hereto if the Closing does not occur on or prior to October 31, 2000; (provided, that if on October 31, 2000 any authorization, approval or permit of any governmental authority or regulatory body of the United States or of any state that is required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement has not been obtained, then no party shall be entitled to terminate this Agreement pursuant to this clause (ii) until December 15, 2000 and then only if the Closing has not occurred on or prior to such date).

     Upon any such termination, this Agreement shall become void and of no further effect, except for Sections 7.3, 7.7, 7.8, 7.9, 7.14 and this Section
7.16 which shall survive such termination.

                           [Signature Pages Follow]

     The parties have executed this Stock Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       DRUGSTORE.COM, INC.

                                       By:/s/ David Rostov
                                          ______________________________________
                                       Name:  David Rostov
                                       Title: Chief Financial Officer

                                       Address: 13920 SE Eastgate Way, Suite 300
                                                Bellevue, WA  98005

             Signature Page to the Common Stock Purchase Agreement

                                 PURCHASERS:

                                 Integral Capital Partners IV, L.P.
                                 By: Integral Capital Management IV, LLC, its
                                 General Partner

                                 By:    /s/ Pamela K. Hagenah
                                        _______________________________________
                                 Name:      Pamela K. Hagenah
                                        _______________________________________

                                 Title: Manager
                                        _______________________________________
                                 Address: 2750 Sand Hill Road
                                          _____________________________________
                                          Menlo Park, CA 94025
                                          _____________________________________


                                 Integral Capital Partners IV MS Side Fund, L.P.
                                 By: Integral Capital Partners NBT, LLC, its
                                 General Partner

                                 By:    /s/ Pamela K. Hagenah
                                        _______________________________________
                                 Name:      Pamela K. Hagenah
                                        ______________________________________

                                 Title: Manager
                                        _______________________________________
                                 Address: 2750 Sand Hill Road
                                          _____________________________________
                                          Menlo Park, CA 94025
                                          _____________________________________

                                 Integral Capital Partners V, L.P.
                                 By: Integral Capital Management V, LLC, its
                                 General Partner

                                 By:    /s/ Pamela K. Hagenah
                                        _______________________________________
                                 Name:      Pamela K. Hagenah
                                        ______________________________________

                                 Title: Manager
                                        _______________________________________
                                 Address: 2750 Sand Hill Road
                                          _____________________________________
                                          Menlo Park, CA 94025
                                          _____________________________________

                                 Integral Capital Partners V Side Fund, L.P.
                                 By: ICP Management V, LLC, its General Partner

                                 By:    /s/ Pamela K. Hagenah
                                        _______________________________________
                                 Name:      Pamela K. Hagenah
                                        ______________________________________

                                 Title: Manager
                                        _______________________________________
                                 Address: 2750 Sand Hill Road
                                          _____________________________________
                                          Menlo Park, CA 94025
                                          _____________________________________

              Signature Page to the Common Stock Purchase Agreement

                                 HEARST COMMUNICATIONS, INC.

                                 By:       /s/ Alfred C. Sikes
                                          -------------------------------------
                                               Alfred C. Sikes, Vice President

                                 Address:  959 Eighth Avenue
                                          -------------------------------------
                                           New York, NY 10019
                                          -------------------------------------

             Signature Page to the Common Stock Purchase Agreement

                                     BARON ASSET FUND, on behalf of the Baron iOpportunity Fund series

                                     By:     /s/ Mork Schaja
                                            ------------------------------------
                                     Name:       Mork Schaja
                                            ------------------------------------
                                     Title:      President
                                            ------------------------------------

                                     Address: 767 Fifth Avenue, 49th Floor
                                              New York, NY 10153

                                     BARON ASSET FUND, on behalf of the Baron
                                     Growth Fund series

                                     By:     /s/ Mork Schaja
                                            ------------------------------------
                                     Name:       Mork Schaja
                                            ------------------------------------
                                     Title:      President
                                            ------------------------------------

                                     Address: 767 Fifth Avenue, 49th Floor
                                              New York, NY 10153

                                     BARON CAPITAL FUNDS TRUST, on behalf of the Baron Capital Asset Fund series

                                     By:     /s/ Linda S. Martinson
                                            ------------------------------------
                                     Name:       Linda S. Martinson
                                            ------------------------------------
                                     Title:      V.P. & General Counsel
                                            ------------------------------------

                                     Address: 767 Fifth Avenue, 49th Floor
                                              New York, NY 10153

             Signature Page to the Common Stock Purchase Agreement

                  MAVERON EQUITY PARTNERS, L.P., a Delaware Limited Partnership


                                    By:   MAVERON GENERAL PARTNERS LLC,
                                          a Delaware Limited Liability Company

                                          /s/ Dan Levitan
                                          ____________________________________
                                    By:       Dan Levitan

                                    Its:  Manager
                                    Address: 800 Fifth Avenue, Suite 4100,
                                             Seattle, WA 98104

             Signature Page to the Common Stock Purchase Agreement

                                      AMAZON.COM, INC.

                                      By:    /s/ Mark Britto
                                             ___________________________________
                                      Name:  Mark Britto
                                             ___________________________________
                                      Title: VP
                                             ___________________________________
                                      Address: P.O. Box 81226
                                               _________________________________
                                               Seattle, WA 98108-1226
                                               _________________________________

             Signature Page to the Common Stock Purchase Agreement

                                  SCHEDULE I

Purchaser                                    Purchase Commitment
---------                                    -------------------

Integral Capital Partners IV, L.P.             $10,620,700.75
Integral Capital Partners IV MS                $    50,165.00
Side Fund, L.P.
Integral Capital Partners V, L.P.              $ 4,278,067.25
Integral Capital Partners V Side               $    51,068.57
Fund, L.P.
Hearst Communications, Inc.                    $    5,000,000
Baron Asset Fund, on behalf of the             $    2,000,000
Baron iOpportunity Fund series
Baron Asset Fund, on behalf of the             $   11,000,000
Baron Growth Fund series
Baron Capital Funds Trust, on                  $    2,000,000
behalf of the Baron Capital Asset
Fund Series
Maveron Equity Partners, L.P.                  $    2,000,000
Amazon.com, Inc.                               $    3,000,000

Total
-----
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                                   EXHIBITS
                                   --------

Exhibit A-Amended and Restated Certificate of Incorporation of the Company Exhibit B-Certificate of Designation of Series 1 Preferred Stock
Exhibit C-Matters to be covered in legal opinion of Simpson Thacher & Bartlett Exhibit D-Persons that will deliver Lockup Agreements
Exhibit E-Persons that will deliver Voting Agreements
Exhibit F-Form of Lockup Agreement
Exhibit G-Form of Voting Agreement
Exhibit H-Matters to be covered in opinion of General Counsel to the Company
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                                   EXHIBIT A
                                   ---------

                       AMENDED AND RESTATED CERTIFICATE
                        OF INCORPORATION OF THE COMPANY
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                                   EXHIBIT B
                                   ---------

            CERTIFICATE OF DESIGNATIONS OF SERIES 1 PREFERRED STOCK

                                   EXHIBIT C
                                   ---------

                  MATTERS TO BE COVERED BY LEGAL OPINION OF
                          SIMPSON THACHER & BARTLETT

                                   EXHIBIT D
                                   ---------

                    PERSONS THAT WILL SIGN LOCKUP AGREEMENTS

Kleiner Perkins Caufield & Byers VIII, L.P.

KPCB Life Sciences Zaibatsu Fund II, L.P.

KPCB VIII Founders Fund, L.P.

Amazon.com, Inc. (except in respect of 1,066,667 shares of Common Stock)

Maveron Equity Partners, L.P.

Vulcan Ventures Incorporated

Rite Investments Corp.

General Nutrition Investment Company

Peter Neupert

Peter Neupert and Sheryl Neupert, Tenants in Common

Kal Raman

David Rostov (other than in respect of 40,000 shares)

David Rostov, as custodian

Judith H. McGarry (other than in respect of 40,000 shares)

Drugstore.com Foundation

L. John Doerr
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                                   EXHIBIT E
                                   ---------

                    PERSONS THAT WILL SIGN VOTING AGREEMENTS

Kleiner Perkins Caufield & Byers VIII, L.P.

KPCB Life Sciences Zaibatsu Fund II, L.P.

KPCB VIII Founders Fund, L.P.

Amazon.com, Inc.

Maveron Equity Partners, L.P.

Vulcan Ventures Incorporated

Rite Investments Corp.

General Nutrition Investment Company

Peter Neupert

Peter Neupert and Sheryl Neupert, Tenants in Common

Kal Raman

Mark L. Silverman

David Rostov

David Rostov, as custodian

Judith H. McGarry

Drugstore.com Foundation

Hearst Communications, Inc.

Integral Capital Partners IV, L.P.

Integral Capital Partners IV MS Side Fund, L.P.

Integral Capital Partners V, L.P.

Integral Capital Partners V Side Fund, L.P.

Baron Asset Fund
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                             Exhibit E (Continued)
                             ---------------------

Baron Capital Funds Trust

L. John Doerr
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                                   EXHIBIT F
                                   ---------

                           FORM OF LOCKUP AGREEMENT
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                                   EXHIBIT G
                                   ---------

                           FORM OF VOTING AGREEMENT
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                                   EXHIBIT H
                                   ---------

           MATTERS TO BE COVERED BY THE OPINION OF GENERAL COUNSEL
                                TO THE COMPANY